UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2017

GENER8 MARITIME, INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue
2nd Floor
New York, NY	10171
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code:  (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                                           Regulation FD Disclosure

On December 21, 2017, Gener8 Maritime, Inc., a Marshall Islands corporation (“Gener8” or the “Company”) and Euronav NV, a Belgian corporation (“Euronav”) issued a joint press release announcing, among other things the execution of an Agreement and Plan of Merger pursuant to which Euronav MI Inc., a Marshall Islands corporation and a direct wholly owned subsidiary of Euronav will merge with and into Gener8, with Gener8 surviving (the “Surviving Corporation”) as a direct wholly owned subsidiary of Euronav.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information set forth under “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Additional information and Where to Find It

This announcement is not a recommendation in favor of a vote on the transaction, nor is it a solicitation of proxies in connection with any such vote. In connection with the proposed merger, Euronav intends to file with the SEC a registration statement on Form F—4 that will constitute a prospectus of Euronav and include a proxy statement of Gener8. Euronav and Gener8 also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Euronav and Gener8 with the SEC at the SEC’s website at www.sec.gov.

Participants in Solicitation

Gener8 and Euronav and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of Gener8’s directors and executive officers in Gener8’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 13, 2017, and its proxy statement for its 2017 Annual Meeting, which was filed with the SEC on April 6, 2017. Investors may obtain information regarding the names, affiliations and interests of Euronav’s directors and executive officers in Euronav’s Annual Report on Form 20-F for the year ended December 31, 2016, which was filed with the SEC on April 14, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securityholdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully and in its entirety when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents at the SEC’s website at www.sec.gov.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                                Exhibits

99.1                                                                        Joint Press Release dated as of December 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated as of December 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis
Leonard J. Vrondissis
Chief Financial Officer, Secretary and Executive Vice President

DATE:  December 21, 2017